                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------


                                  FORM 8-K/A-1
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)    April 4, 2002
                                                --------------------------------


                    Pennsylvania Real Estate Investment Trust
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Pennsylvania                  1-6300                  23-6216339
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)             File Number)           Identification No.)


The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania       19102
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (215) 875-0700
                                                    ----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         The undersigned registrant hereby amends the following item of its Current Report on Form 8-K dated April 4, 2002, and filed on April 11, 2002, as follows:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (a) Financial Statements of Business Acquired:

         The following financial statements are attached hereto:

         (i) Report of Arthur Andersen LLP

         (ii) Statement of Revenue and Certain Expenses of Beaver Valley Mall for the year ended December 31, 2001

         (iii) Notes to Statement of Revenue and Certain Expenses of Beaver Valley Mall

         Material factors that were considered by the Registrant in assessing the acquisition of Beaver Valley Mall included (1) Beaver Valley Mall is approximately 90% occupied, (2) the quality of the anchor tenants, namely Kaufmann's, JC Penney, Sears and Boscov's, (3) the strength of other in-line tenants such as American Eagle Outfitters, Gadzooks and Victoria's Secret, (4) strong demographic factors for the mall's trade area and (5) the mall's location, visibility and proximity to Pittsburgh. After reasonable inquiry, the Registrant is not aware of any material factors relating to Beaver Valley Mall that would cause the reported financial information not to be necessarily indicative of future operating results.


         (b) Pro Forma Financial Information:

         The following unaudited pro forma combining financial information is attached hereto:

         (i) Pro Forma Combining Balance Sheet of the Registrant as of December 31, 2001

         (ii) Pro Forma Combining Statement of Income of the Registrant for the year ended December 31, 2001

         (iii) Notes to Management's Assumptions to Unaudited Pro Forma Combining Financial Information

         (c) Exhibits:

         23    Consent of Arthur Andersen LLP

         99    Letter regarding Arthur Andersen LLP

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PENNSYLVANIA REAL ESTATE INVESTMENT TRUST



Date:  April 30, 2002             By:  /s/ Ronald Rubin
                                       -----------------------------------------
                                       Ronald Rubin
                                       Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit
-----------       ----------------------

23                Consent of Arthur Andersen LLP

99                Letter regarding Arthur Andersen LLP

                               BEAVER VALLEY MALL

                              STATEMENT OF REVENUE
                              AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                         TOGETHER WITH AUDITORS' REPORT

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Pennsylvania Real Estate Investment Trust:

We have audited the accompanying statement of revenue and certain expenses of Beaver Valley Mall for the year ended December 31, 2001, as described in Note 1. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A-1 of Pennsylvania Real Estate Investment Trust, as described in Note 1, and is not intended to be a complete presentation of Beaver Valley Mall's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Beaver Valley Mall for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.



/s/  Arthur Andersen LLP

Philadelphia, Pennsylvania
April 12, 2002

                               BEAVER VALLEY MALL
                               ------------------


               STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)
               --------------------------------------------------

                      FOR THE YEAR ENDED DECEMBER 31, 2001
                      ------------------------------------




                                                                  (in thousands)
REVENUE:
     Minimum rent (Note 2)                                           $  8,013
     Percentage rent                                                      431
     Tenant reimbursements                                              2,354
     Other                                                                 89
                                                                     --------
         Total revenue                                                 10,887
CERTAIN EXPENSES:
     Property payroll and benefits                                        476
     Real estate taxes                                                    828
     Utilities                                                            279
     Other operating expenses (Note 4)                                  1,320
                                                                     --------
         Total certain expenses                                         2,903
                                                                     --------

REVENUE IN EXCESS OF CERTAIN EXPENSES                                $  7,984
                                                                     ========







The accompanying notes are an integral part of this financial statement.

                               BEAVER VALLEY MALL
                               ------------------


               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
               --------------------------------------------------

                                DECEMBER 31, 2001
                                -----------------

1.    BASIS OF PRESENTATION:
      ----------------------

The accompanying statement of revenue and certain expenses reflects the operations of Beaver Valley Mall ("Beaver Valley Mall") located in Beaver Valley, Pennsylvania. Beaver Valley Mall was acquired by PR Beaver Valley Limited Partnership ("PR Beaver Valley") from the California Public Employees' Retirement System ("CalPERS") in April 2002 for a purchase price of approximately $60,750,000. PR Beaver Valley is indirectly wholly-owned by PREIT Associates, L.P., of which Pennsylvania Real Estate Investment Trust (the "Company") is the sole general partner.

This statement of revenue and certain expenses is to be included in the Company's Current Report on Form 8-K/A-1 as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

Beaver Valley Mall has an aggregate gross leasable area of approximately 1,171,000 square feet, and was approximately 90% leased as of December 31, 2001. The gross leasable area includes stores with an aggregate gross leasable area of 277,000 square feet that are not owned by PR Beaver Valley, some of which have ground lease agreements with PR Beaver Valley.

The accompanying financial statement excludes certain expenses such as interest, depreciation and amortization and other costs not directly related to the future operations of Beaver Valley Mall.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. The actual results could differ from those estimates.

2.    OPERATING LEASES:
      -----------------

Minimum rent includes straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue increase resulting from the straight-line adjustment for the year ended December 31, 2001 was $58,000.

One tenant, Boscov's, had minimum rental payments greater than 10% of the total minimum rent in 2001 totaling $800,000.

Beaver Valley Mall is leased to tenants under operating leases with expiration dates extending to the year 2018. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 2001, are as follows:

            2002                                $ 7,681,000
            2003                                  7,141,000
            2004                                  6,900,000
            2005                                  6,535,000
            2006                                  5,411,000
            2007 and thereafter                  28,218,000
                                                -----------
                                                $61,886,000
                                                ===========

Certain leases also include provisions requiring tenants to reimburse Beaver Valley Mall for management costs and other operating expenses up to stipulated amounts.

3. RELATED PARTY TRANSACTIONS:
   ---------------------------

In 2001, Beaver Valley Mall paid management fees of $498,000 to PREIT-RUBIN, Inc., the Company's wholly-owned property management affiliate. Beaver Valley Mall and PREIT-RUBIN, Inc. were not related parties prior to PR Beaver Valley's acquisition of Beaver Valley Mall in 2002. Such management fees have been excluded from this statement because they will not be incurred by Beaver Valley Mall in the future.

4.  COMMITMENTS:
    ------------

As of December 31, 2001, Beaver Valley Mall was obligated under a ground lease agreement extending to 2066 for a portion of the land on which Beaver Valley Mall is situated. This agreement provided for annual payments of $28,000.

Concurrent with its acquisition of Beaver Valley Mall, PR Beaver Valley also purchased this portion of the land for an additional $500,000. As a result of this purchase, subsequent to the acquisition date, there will be no further payments due under the ground lease agreement. Accordingly, the ground lease rent expense for 2001 was excluded from operating expenses in the accompanying financial statement.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
                      PRO FORMA COMBINING BALANCE SHEET AND
                          COMBINING STATEMENT OF INCOME

         The following sets forth the pro forma combining balance sheet of Pennsylvania Real Estate Investment Trust (the "Company" or "Registrant") as of December 31, 2001 and the pro forma combining income statement for the year ended December 31, 2001 to give effect to the acquisition of Beaver Valley Mall on April 4, 2002.

         The unaudited pro forma combining financial statements should be read in conjunction with the historical financial statements of the Registrant and Beaver Valley Mall and the related notes thereto. In management's opinion, all adjustments necessary to reflect the effects of the transaction have been made.

         The pro forma combining balance sheet as of December 31, 2001 presents combined financial information as if the acquisition of Beaver Valley Mall had taken place on December 31, 2001. The pro forma combining statement of income for the year ended December 31, 2001 presents combined financial information as if the acquisition of Beaver Valley Mall had taken place on January 1, 2001. PR Beaver Valley Limited Partnership, which is wholly-owned by PREIT Associates, L.P., of which the Registrant is the sole general partner, purchased Beaver Valley Mall on April 4, 2002 for a purchase price of $60,750,000. The purchase price was financed through mortgage and bank loan borrowings of $48,000,000 and $10,000,000, respectively, and the remainder was paid in cash. This acquisition was accounted for using the purchase method of accounting.

         The pro forma combining financial information is unaudited and is not necessarily indicative of what the actual combined financial position or combined results of operations of the Registrant would have been had the transaction described above been consummated as of the dates indicated, nor does it purport to represent the future financial position and the results of operations of the Registrant.

Pennsylvania Real Estate Investment Trust
Pro Forma Combining Balance Sheets
As of December 31, 2001

(Unaudited)
(In thousands, except per share amounts)

                                                                               Beaver Valley           Company
                                                                 Company            Mall              Pro Forma
                                                               Historical       Acquisition    (A)   As Adjusted
                                                            ------------------------------------------------------
Assets
Investments in real estate, at cost:
Retail properties                                              $ 347,269           $ 61,326          $ 408,595
Multifamily properties                                           254,138                -              254,138
Industrial properties                                              2,504                -                2,504
Land & properties under development                               46,549                -               46,549
                                                               --------------------------------------------------
Total investments in real estate                                 650,460             61,326            711,786
Less:  Accumulated  depreciation                                 112,424                -              112,424
                                                               --------------------------------------------------
                                                                 538,036             61,326            599,362
Investments in and advances to partnerships and joint
ventures, at equity                                               13,680                -               13,680
                                                               --------------------------------------------------
                                                                 551,716             61,326            613,042
Other assets:
Cash and cash equivalents                                         10,258             (5,949)             4,309
Rents and sundry receivables (net of allowance for doubtful
accounts of $727)                                                 10,293                -               10,293
Deferred costs, prepaid real estate taxes and expenses, net       30,361              2,623             32,984
                                                               --------------------------------------------------
                                                               $ 602,628           $ 58,000          $ 660,628
                                                               ==================================================
Liabilities and Shareholders' Equity
Mortgage notes payable                                         $ 257,873           $ 48,000          $ 305,873
Bank loans payable                                                98,500             10,000            108,500
Construction loan payable                                          4,000                -                4,000
Tenants' deposits and deferred rents                               3,908                -                3,908
Accrued expenses and other liabilities                            21,294                -               21,294
                                                               --------------------------------------------------
                                                                 385,575             58,000            443,575
                                                               --------------------------------------------------
Minority interest                                                 36,768                -               36,768
                                                               --------------------------------------------------
Shareholders' equity:
  Shares of beneficial interest, $1 par; authorized
    unlimited; issued and outstanding 15,876                      15,876                -               15,876
Capital contributed in excess of par                             198,398                -              198,398
Deferred compensation                                             (1,386)               -               (1,386)
Accumulated other comprehensive loss                              (3,520)               -               (3,520)
Distributions in excess of net income                            (29,083)               -              (29,083)
                                                               --------------------------------------------------
Total shareholders' equity                                       180,285                -              180,285
                                                               --------------------------------------------------
                                                               $ 602,628           $ 58,000          $ 660,628
                                                               ==================================================



The accompanying notes and management's assumptions are an integral part of this statement.

Pennsylvania Real Estate Investment Trust
Pro Forma Combining Statements Of Income
For the year ended December 31, 2001

(Unaudited)
(In thousands, except per share amounts)

                                                      Beaver Valley          Pro
                                           Company          Mall            Forma            Company
                                          Historical   Historical (A)     Adjustments        Pro Forma
                                       --------------------------------------------------------------------
Revenues
Real estate revenue
  Base rent                                $ 84,689      $ 8,013           $    -              $ 92,702

  Percentage rent                             1,787          431                -                 2,218

  Expense reimbursements                     10,215        2,354                -                12,569
  Lease termination revenue                   1,162          -                                    1,162

  Other real estate revenue                   4,032           89                -                 4,121
                                          -----------------------------------------------------------------

Total real estate revenue                   101,885       10,887                                112,772

Management fees                              11,336          -                  -                11,336

Interest and other income                       361          -                  -                   361
                                          -----------------------------------------------------------------
Total revenues                              113,582       10,887                                124,469
                                          -----------------------------------------------------------------

Expenses
Property operating expenses:
  Property payroll and benefits               7,077          476                -                 7,553

  Real estate and other taxes                 7,750          828                -                 8,578

  Utilities                                   4,201          279                -                 4,480

  Other operating expenses                   14,374        1,320                -                15,694
                                          -----------------------------------------------------------------

Total property operating expenses            33,402        2,903                -                36,305

Depreciation and amortization                17,974          -                1,594(B)           19,568
General and administrative expenses:

  Corporate payroll and benefits             13,286          -                  -                13,286
  Other general and administrative
     expenses                                10,291          -                  -                10,291
                                          -----------------------------------------------------------------
Total general and administrative
expenses                                     23,577          -                  -                23,577

Interest expense                             24,963          -                4,123(C)           29,086
                                          -----------------------------------------------------------------

Total expenses                               99,916        2,903              5,717             108,536
                                          -----------------------------------------------------------------

Income before equity in
    unconsolidated entities, gains on
    sales in real estate and minority
    interest                                 13,666        7,984             (5,717)             15,933
Equity in income of partnerships and
    joint ventures                            6,540          -                  -                 6,540
Gains on sales of interests in real
     estate                                   2,107          -                  -                 2,107
                                          -----------------------------------------------------------------

Income before minority interest              22,313        7,984             (5,717)             24,580
Minority interest in operating
  partnership                                (2,524)        (903)               647(B, C)        (2,780)
                                          -----------------------------------------------------------------
Net income                                 $ 19,789      $ 7,081           $ (5,070)          $  21,800
                                          -----------------------------------------------------------------
Basic income per share                     $   1.35                                           $    1.49
                                          -----------                                        --------------
Diluted income per share                   $   1.35                                           $    1.49
                                          -----------                                        --------------

Weighted average number of shares
 outstanding:
  Basic                                      14,657                                              14,657
                                          -----------                                        --------------
  Diluted                                    14,684                                              14,684
                                          -----------                                        --------------


The accompanying notes and management's assumptions are an integral part of this statement.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
                      NOTES TO MANAGEMENT'S ASSUMPTIONS TO
               UNAUDITED PRO FORMA COMBINING FINANCIAL INFORMATION

1.  Basis of Presentation

Pennsylvania Real Estate Investment Trust (the "Registrant") is a fully integrated, self-administered and self-managed real estate investment trust which acquires, rehabilitates, develops and operates retail and multifamily properties. The Registrant's interest in its real estate properties is held through PREIT Associates, L.P. (the "Operating Partnership").

2.  Adjustments to Pro Forma Combining Balance Sheet

(A) To record the acquisition of Beaver Valley Mall as follows:

        Purchase price(1)                                           $61,326,000
        Escrows and other credits received at settlement            $ 2,623,000

        Mortgage borrowing                                          $48,000,000
        Bank loan borrowing                                         $10,000,000
        Cash payment                                                $ 5,949,000


    (1) Includes the purchase price of Beaver Valley Mall of $60,750,000, the purchase price of a portion of land on which the mall is situated of $500,000 and estimated closing costs of $76,000.

2.  Adjustments to Pro Forma Combining Statement of Income

(A) To record the revenue and certain operating expenses associated with the operations of Beaver Valley Mall.

(B) To record additional depreciation expense based on a depreciable basis of $47,809,000 and an estimated useful life of 30 years.

(C) To record additional interest expense as follows:

        Mortgage borrowing of $48,000,000 at 7.36%                   $3,518,000
        Bank borrowing of $10,000,000 at 5.84%                          584,000
        Amortization of deferred financing costs related to the
          borrowings noted above                                         21,000
                                                                     ----------

                                                                     $4,123,000
                                                                     ==========